UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 5, 2007

Microsoft Corporation

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-14278	91-1144442
(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of Principal Executive Offices)	(Zip Code)

(425) 882-8080

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On July 5, 2007, Microsoft Corporation issued a press release announcing expanded Xbox 360 warranty coverage and related financial charges. The press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated July 5, 2007 issued by Microsoft Corporation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION (Registrant)

Date: July 5, 2007	/s/ Frank H. Brod
Frank H. Brod
Corporate Vice President, Finance and Administration; Chief Accounting Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated July 5, 2007.

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